SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 10, 2003




                        ETERNAL TECHNOLOGIES GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                             ----------------------
                            (Commission file number)

           Nevada                                           62-1655508
------------------------------                   -------------------------------
 (State or other jurisdiction                    (I.R.S. Employer Identification
  of incorporation)                                Number)



                      1801-1802 Evening Newspaper Mansion,
                        358 Nanjing Road, Tianjin P.R.C.
               --------------------------------------------------
              (Address of principal executive offices) (Zip code)

                              011-86-22-2750-1802
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                         Waterford Sterling Corporation
                              200 S. Knowles Avenue
                              Winter Park, FL 32789
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         (a) On January 10, 2003, Andersen Andersen & Strong, LC (AAS) advised Eternal Technologies Group, Inc. (the "Company") that it would be unable to act as the Company's independent accountant.

         AAS audit report on the financial statements of the Company as of December 31, 2001 and for the two years ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles although it did contain a going concern qualification.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of AAS, there were no disagreements with AAS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of AAS, would have caused AAS to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of AAS, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

         (b) On January 10, 2003 the Company engaged Thomas Leger & Co. (TL) as its new independent accountants. Prior to the engagement of TL the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with TL regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by TL.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ETERNAL TECHNOLOGIES GROUP, INC.


January 10, 2003                   By: /s/ JiJun Wu
                                      -------------------------------------
                                       JiJun Wu
                                       President and Chief Executive Officer

                          Andersen Andersen & Strong LC
                          Certified Public Accountants
                               941 East 3300 South
                            Salt Lake City, UT 84106
                                 (801) 486-0096
                               FAX (801) 486-0098


                                January 10, 2003


U.S. Securities & Exchange Commission
450 Fifth Street NW
Washington, DC 20549

RE:  Eternal Technologies Group, Inc. formerly Waterford Sterling Corporation

Dear Sir,

This firm agrees with the disclosure provided by Eternal Technologies Group, Inc. on the Form 8-K dated January 10, 2003.

Please contact me if you should need any further information.

Respectfully Yours,


/s/ Gerald K. Strong, CPA
Andersen Andersen & Strong LC